UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2010 (September 30, 2010)

Rex Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33610	20-8814402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

476 Rolling Ridge Drive, Suite 300

State College, Pennsylvania 16801

(Address of Principal Executive Office and Zip Code)

(814) 278-7267

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Closing of Marcellus Shale Joint Venture Transaction

As previously announced, on August 31, 2010 (the “Effective Date”), Rex Energy Corporation (the “Company”), through its wholly owned subsidiaries, Rex Energy I, LLC, R.E. Gas Development, LLC (“R.E. Gas”), and Rex Energy Operating Corp. (collectively, “Rex”), entered into a Participation and Exploration Agreement (the “PEA”) with Summit Discovery Resources II, LLC (“Summit”), a wholly owned subsidiary of Sumitomo Corporation (“Sumitomo”), and solely for the limited purposes stated therein. The Company also joined the PEA for the limited purposes set forth therein. Pursuant to the PEA, Rex agreed to sell and transfer to Summit certain interests in its Marcellus Shale assets located in the Commonwealth of Pennsylvania, including net acres, certain producing Marcellus Shale wells and associated mid-stream assets. A description of the material terms of the PEA can be found in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 3, 2010.

On September 30, 2010, Rex completed the previously announced Marcellus Shale joint venture transaction with Summit as contemplated by the PEA (the “Closing”). After final adjustments made during the due diligence period, Rex sold approximately 13,000 net acres and a partial interest in certain producing Marcellus Shale wells and associated mid-stream assets. At Closing, Sumitomo paid approximately $99.5 million in cash to Rex, including a reimbursement for leasing expenses incurred to date in the amount of approximately $7.6 million. Additionally, the cash payment included a reimbursement for drilling related expenses incurred to date in the amount of approximately $7.5 million, which was applied against the drilling carry. As of the Closing, the remaining drilling carry balance was approximately $51.2 million, which will be used to cover 80% of Rex’s costs to drill and complete additional Marcellus Shale wells within the areas of mutual interest.

First Amendment to Participation and Exploration Agreement

In connection with the Closing, Rex and Summit entered into a First Amendment to Participation and Exploration Agreement, dated September 30, 2010 (“Amendment No.1”), to adjust the cash purchase prices and drilling carry amounts to account for additional leases taken or discovered between the Effective Date and the Closing.

The foregoing summary of Amendment No.1 and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 1, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

First Amendment to Limited Liability Company Agreement of Keystone Midstream Services, LLC

On September 30, 2010, in connection with the Closing, and as contemplated by the PEA, R.E. Gas, Summit and Stonehenge Energy Resources, L.P. (“Stonehenge”), entered into the First Amendment to Limited Liability Company Agreement of Keystone Midstream Services, LLC (the “First Amendment”), whereby R.E. Gas assigned to Summit 30% of R.E. Gas’s membership interest (the “Summit Membership Interest”) in Keystone Midstream Services, LLC (“Keystone”). The First Amendment was entered into to approve the assignment and transfer of the Summit Membership Interest and to admit Summit as a member of Keystone. The First Amendment also decreased the required percentage of approval of members for certain actions in light of the addition of Summit as a member of Keystone.

The foregoing summary of the First Amendment and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the First Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information described in Item 1.01 above relating to the Closing of the transactions contemplated by the PEA is hereby incorporated by reference into this Item 2.01.

Item 7.01	Regulation FD Disclosure.

On September 30, 2010, the Company issued a press release related to the Closing of the Marcellus Shale joint venture transaction with Summit. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K under this heading, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The unaudited pro forma financial information of the Company with respect to the Marcellus Shale joint venture transaction with Summit for the year ended December 31, 2009 and six months ended June 30, 2010 are included as Exhibit 99.2 hereto.

(d)	Exhibits.

Exhibit No.	Description

2.1	First Amendment to Participation and Exploration Agreement, dated September 30, 2010, by and among Summit Discovery Resources II, LLC, Rex Energy I, LLC and R.E. Gas Development, LLC.*

10.1	First Amendment to Limited Liability Company Agreement of Keystone Midstream Services, LLC, dated September 30, 3010, by and among Keystone Midstream Services, LLC, R.E. Gas Development, LLC, Stonehenge Energy Resources, L.P., and Summit Discovery Resources II, LLC.

99.1	Press release dated September 30, 2010.

99.2	Unaudited pro forma financial information of Rex Energy Corporation for the year ended December 31, 2009 and six months ended June 30, 2010.

*	Certain exhibits and schedules to Amendment No. 1 have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided supplementally to the commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REX ENERGY CORPORATION

Date: October 6, 2010	By:	/S/ THOMAS C. STABLEY
		Name:	Thomas C. Stabley
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	First Amendment to Participation and Exploration Agreement, dated September 30, 2010, by and among Summit Discovery Resources II, LLC, Rex Energy I, LLC and R.E. Gas Development, LLC.*

10.1	First Amendment to Limited Liability Company Agreement of Keystone Midstream Services, LLC, dated September 30, 3010, by and among Keystone Midstream Services, LLC, R.E. Gas Development, LLC, Stonehenge Energy Resources, L.P., and Summit Discovery Resources II, LLC.

99.1	Press release dated September 30, 2010.

99.2	Unaudited pro forma financial information of Rex Energy Corporation for the year ended December 31, 2009 and six months ended June 30, 2010.

*	Certain exhibits and schedules to Amendment No. 1 have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided supplementally to the commission upon request.

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